UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

EUDA Health Holdings Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40678	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Pemimpin Drive #12-07

One Pemimpin Singapore 576151

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +65 6268 6821

8i Acquisition 2 Corp.

c/o 6 Eu Tong Seng Street

#08-13 Singapore 059817

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	EUDA	NASDAQ Stock Market LLC

Redeemable Warrants	EUDAW	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

The Business Combination

On November 17, 2022 (the “Closing Date”), EUDA Health Holdings Limited, a British Virgin Islands business company (formerly known as 8i Acquisition 2 Corp.) (the “Company”), consummated the previously announced business combination contemplated by the Share Purchase Agreement (the “SPA”) between 8i Acquisition 2 Corp., a BVI business company (“8i”), EUDA Health Limited, a British Virgin Islands business company (“EUDA”), Watermark Developments Limited, a British Virgin Islands business company (“Watermark” or the “Seller”), and Kwong Yeow Liew, dated April 11, 2022 and amended May 30, 2022, June 10, 2022, and September 7, 2022. As contemplated by the SPA and described in the section titled “Proposal 1 —The Business Combination Proposal” beginning on page 79 of the definitive proxy statement dated October 13, 2022 (as amended on November 7, 2022 and November 9, 2022 the “Proxy Statement”) and filed by 8i with the Securities and Exchange Commission (the “SEC”), a business combination between 8i and EUDA was effected by the purchase by 8i of all of the issued and outstanding shares of EUDA from the Seller (the “Share Purchase”), resulting in EUDA becoming a wholly owned subsidiary of 8i. In addition, in connection with the consummation of the Share Purchase, 8i has changed its name to “EUDA Health Holdings Limited.” The transactions contemplated under the SPA relating to the Share Purchase are referred to herein as the “Business Combination.”

Pursuant to the terms of the SPA, upon the consummation of the Business Combination (the “Closing”), any and all outstanding units of 8i, composed of one ordinary share of 8i, no par value (the “8i Ordinary Shares”), one warrant (the “8i Warrants”), with every two 8i Warrants entitling the registered holder to purchase one 8i Ordinary Share, and one right to receive one-tenth (1/10) of one 8i Ordinary Share upon the consummation of an initial business combination (the “Rights”) (collectively, the “Units”) were separated into their component parts and the 8i Ordinary Shares and 8i Warrants were re-designated on a one-for-one basis, and the Rights were converted (at the rate of one-tenth (1/10) of a share for each outstanding Right), into ordinary shares of EUDA Health Holdings Limited, no par value (the “Company Shares”). The Company’s shareholders of record (the “Shareholders”) are entitled to one vote for each Company Share held on all matters to be voted on by Shareholders. Shareholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the Company Shares. The Company Shares and warrants (the “Warrants”) are listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “EUDA” and “EUDAW,” respectively.

Prior to the Closing, the Units, 8i Ordinary Shares, 8i Warrants and Rights were listed on Nasdaq under the symbols “LAXXU,” “LAX,” “LAXXW,” and “LAXXR,” respectively. In connection with the Business Combination, all of the Units separated into their component parts and ceased trading on Nasdaq. No fractional Company Shares were issued upon the conversion of the Rights.

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

At the closing, the Company entered into an amended and restated registration rights agreement (as amended, the “Amended and Restated Registration Rights Agreement”) with certain existing stockholders of the Company and with the Seller with respect to their shares of the Company acquired before or pursuant to the Share Purchase, and including the shares issuable on conversion of the warrants issued to the Sponsor in connection with the Company’s initial public offering and any shares issuable on conversion of working capital loans from the Sponsor (as defined in the SPA) to the Company (collectively, the “Registrable Securities”). The agreement amends and restates the registration rights agreement the Company entered into on November 22, 2021 in connection with its initial public offering. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, no later than fourteen (14) calendar days from the Closing, the Company is to file with the SEC a registration statement on Form S-3 (or Form S-1) covering the resale of all or such maximum portion of the Registrable Securities as permitted by the SEC. The Amended and Restated Registration Rights Agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, the Seller and its designees entered into lock-up agreements agreeing, subject to certain exceptions, not to (i) offer, sell contract to sell, pledge or otherwise dispose of, directly or indirectly, any Lockup Shares (as defined below), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 18 months after the Closing Date (the “Lock-up Period,” which may, upon written agreement of the Company and the Seller, be reduced for one or more holders of the Lockup Shares). The term “Lockup Shares” mean the Purchaser Shares (as defined in the SPA) and the Earnout Shares (as defined in the SPA), if any, delivered as earnout payment, whether or not earned prior to the end of the Lock-up Period, and including any securities convertible into, or exchangeable for, or representing the rights to receive ordinary shares of the Company after the Closing. The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-up Agreements, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Indemnification Agreements

At Closing the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service as an officer, director, employee, agent or fiduciary of the Company to the fullest extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Seller Release

At Closing, the Company entered into a release (the “Seller Release”) whereby Seller agreed to release 8i, EUDA, and all of their respective past and present officers, directors, managers, stockholders, members, employees, agents, predecessors, subsidiaries, affiliates, estates, successors, assigns, partners and attorneys (each, a “Released Party”) to the maximum extent permitted by applicable law, from any and all claims, obligations, rights, liabilities or commitments of any nature whatsoever against 8i, EUDA, or any of the Released Parties, arising at or prior to the Closing, or related to any act, omission or event occurring, or condition existing, at or prior to the Closing. The Seller does not release 8i, EUDA, or any of the Released Parties from claims arising after the date of the Seller Release, any of the other ancillary agreements to the SPA, or any organizational or governing documents or, of any indemnification agreements with, 8i or any of its subsidiaries. The foregoing description of the Seller Release does not purport to be complete and is qualified in its entirety by the terms and conditions of the Seller Release, the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note—The Business Combination” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as 8i Acquisition 2 Corp. was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Current Report on Form 8-K (this “Report”), 8i Acquisition 2. Corp has been renamed “EUDA Health Holdings Limited” and has ceased to be a shell company. Accordingly, EUDA Health Holdings Limited (the “Company”) is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Report, or some of the information incorporated herein by reference, includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of the management of the Company. Although the Company believes that their plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that they will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “continues,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “might,” “will,” “should,” “could,” “seeks,” “plans,” “scheduled,” “possible,” “potential,” “predict,” “project,” “anticipates,” “intends,” “aims,” “works,” “focuses,” “aspires,” “strives” or “sets out” or similar expressions.

Forward-looking statements are not guarantees of performance, and the absence of these words does not mean that a statement is not forward looking. You should understand that the following important factors could affect the future results of the Company, and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements in this Report:

●	the ability of the Company to achieve and maintain market acceptance;
●	the ability of the Company to achieve or maintain profitability;
●	the ability of the Company to prevent third parties from competing against the Company;
●	the ability of Company to obtain funding for its operations;
●	the ability of Company to successfully protect against security breaches and other disruptions to its information technology structure;
●	the impact of applicable laws and regulations, whether in the United States or foreign jurisdictions, and any changes thereof;
●	the ability of Company to successfully compete against other companies;
●	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;
●	the Company’s financial performance and ability to respond to general economic conditions;
●	the ability of the Company to maintain its listing on Nasdaq;
●	the risk that the Business Combination disrupts current plans and operations of the Company;
●	the ability to recognize the anticipated benefits of the Business Combination;
●	the outcome of any legal proceedings that may be instituted against the Company;
●	the effect of COVID-19 on the foregoing due to the continuing uncertainty resulting from the pandemic; and
●	other factors detailed under the section titled “Risk Factors” beginning on page 34 of the Proxy Statement and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by the Company from time to time with the SEC. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business and properties of the Company are described in the Proxy Statement in the section titled “Information About EUDA” beginning on page 122, which is incorporated herein by reference.

Our investor relations website is located at https://www.euda.com/investor-relations-overview/. We use our investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor our investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. We also make available, free of charge, on our investor relations website under “SEC Filings,” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 34 and such description is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of the Company. Reference is further made to the disclosure contained in the Proxy Statement in the sections titled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page the 68 and “Notes to Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 75, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained in the Proxy Statement in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of EUDA” beginning on page 147 is incorporated herein by reference.

8i’s management’s discussion and analysis of the financial condition and results of operations as of and for the three months ended October 31, 2022 is included in the Company’s Quarterly Report on Form 10-Q filed on November 22, 2022, which is incorporated herein by reference.

EUDA Health Limited’s management’s discussion and analysis of the financial condition and results of operations for the nine months ended September 30, 2022 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Directors and Executive Officers of EUDA Health Holdings Limited

The disclosure contained in the Proxy Statement in the section titled “Directors and Executive Officers of the Combined Company After the Business Combination” beginning on page 183 is incorporated herein by reference.

Independence of Directors

The Company’s Board of Directors (the “Board”) has determined that each of Thien Su Gerald Lim, David Francis Capes, Alfred Lim, and Kim Hing Chan are independent within the meaning of Nasdaq Rule 5605(a)(2) and the rules and regulations of the SEC.

Board Committees

The disclosure contained in the Proxy Statement in the section titled “Directors and Executive Officers of the Combined Company After the Business Combination—Board Committees” beginning on page 185 is incorporated herein by reference.

Executive Compensation

The disclosure contained in the Proxy Statement in the section titled “Compensation of Executive Officers and Directors of EUDA” beginning on page 182 is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of EUDA Health Holdings Limited ordinary shares as of November 22, 2022, by:

●	each person who is known to be the beneficial owner of more than 5% of the outstanding ordinary shares of EUDA Health Holdings Limited;

●	each of the Company’s directors and named executive officers; and

●	all directors and executive officers of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the following table are based on 22,370,650 ordinary shares of EUDA Health Holdings Limited outstanding as of November 22, 2022.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them. Unless otherwise indicated, the address of each individual below is 1 Pemimpin Drive #12-07, One Pemimpin Singapore 576151.

Name of Beneficial Owner	Number of Ordinary Shares of EUDA Health Holdings Limited Beneficially Owned	% of Ownership
Five Percent Holders
Watermark Developments Limited(1)	9,660,000	38.5%
Meng Dong (James) Tan(2)	5,241,725	23.4%

Directors and Executive Officers
Wei Wen Kelvin Chen(3)	1,073,333	5.3%
Steven John Sobak(4)	5,742	*
Daniel Tan	—	—
Thien Su Gerald Lim	—	—
David Francis Capes	—	—
Alfred Lim	—	—
Kim Hing Chan	—	—

All Directors and Executive Officers of the Company as a Group (7 persons)	1,079,075	5.3%

*	Represents beneficial ownership of less than 1%.

(1)	9,660,000 ordinary shares were be issued to Watermark Developments Limited at closing of the Business Combination, of which at closing of the Business Combination (a) 25.6% are beneficially owned by Fan Pingli through Wilke Services Limited, at Suite 9, Ansuya Estate, Revolution Avenue Victoria, Mahe, Seychelles, (b) approximately 11.1% are beneficially owned by Kelvin Chen, through Interglobe Venture Inc, at Ground Floor, Coastal Building, Wickhams Cay II, PO Box 3169, Road Town, Tortola, British Virgin Islands, (d) approximately 10.9% are beneficially owned by Hartanto through Mount Locke Limited, at Suite 9, Ansuya Estate, Revolution Avenue Victoria, Mahe, Seychelles, (e) approximately 10.9% are beneficially owned by Koh Yong Pau through Pine Alliance Limited, at Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola VG 1110 British Virgin Islands, (f) approximately 10.9% are beneficially owned by Kng Pong Sai through Scotgold Holdings Limited, at Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola VG 1110 British Virgin Islands, and (g) approximately 10.9% are beneficially owned by Janic Pacific Limited, at Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola VG 1110 British Virgin Islands. The remaining shareholders of Watermark Developments Limited each own less than 5% of Watermark Developments Limited. The address of Watermark Developments Limited is c/o Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

(2)	Includes shares owned by 8i Holdings 2 Pte. Ltd. Mr. Tan is the sole shareholder and director of 8i Holdings 2 Pte. Ltd. and Mr. Tan has sole voting and dispositive power over the shares. The address for 8i 2 Holdings Limited is c/o 8i Acquisition 2 Corp., c/o 6 Eu Tong Sen Street #08-13 Singapore 059817.

(3)	Dr. Kelvin Chen beneficially owns 100,000 ordinary shares of Watermark which owns 9,660,000 Company Ordinary Shares.

(4)	Steven John Sobak beneficially owns 535 ordinary shares of Watermark, which owns 9,660,000 Company Ordinary Shares.

Certain Relationships and Related Transactions

The disclosure contained in the Proxy Statement in the section titled “Certain Relationships and Related Transactions—EUDA Related Person Transactions” beginning on page 189 is incorporated herein by reference.

Legal Proceedings

From time to time, the Company may be subject to various legal proceedings, investigations, or claims that arise in the ordinary course of our business activities. As of the date of this Report, the Company is not currently a party to any litigation, investigation, or claim the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on the Company’s business, financial position, results of operations, or cash flows or which otherwise is required to be disclosed under Item 103 of SEC Regulation S-K.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities included in the Proxy Statement in the section titled “Description of the Combined Company’s Securities” beginning on page 170 is incorporated herein by reference.

Indemnification of Directors and Officers

Our Amended and Restated Memorandum and Articles of Association (the “Charter”) provide that, subject to certain limitations, the Company may indemnify its directors against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings. Such indemnity only applies if the person acted honestly and in good faith with a view to what the person believes is in the best interests of the company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful. The decision of the directors as to whether the person acted honestly and in good faith and with a view to the best interests of the company and as to whether the person had no reasonable cause to believe that his conduct was unlawful and is, in the absence of fraud, sufficient for the purposes of the Charter, unless a question of law is involved. The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the company or that the person had reasonable cause to believe that his conduct was unlawful.

The Company purchased purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage shareholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

Further information under the heading “Indemnification Agreements” in Item 1.01 of this Report is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The disclosure set forth in Item 4.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Closing, the Units, 8i Ordinary Shares, 8i Warrants and Rights were listed on Nasdaq under the symbols “LAXXU,” “LAX,” “LAXXW,” and “LAXXR,” respectively. In connection with the Business Combination, all of the Units separated into their component parts and ceased trading on Nasdaq. No fractional Company Shares were issued upon the conversion of the Rights.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Closing, 8i Acquisition 2 Corp. changed its name to EUDA Health Holdings Limited and adopted the Amended and Restated Memorandum and Articles of Association, effective as of the Closing Date. Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal 2—The Charter Proposal” beginning on page 105, which is incorporated herein by reference.

The Amended and Restated Memorandum and Articles of Association are included as Exhibit 3.1 to this Report and are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 22, 2022, the audit committee of the Company’s board of directors dismissed UHY LLP (“UHY”), 8i’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm following completion of UHY’s review of 8i’s financial statements for the quarter ended October 31, 2022, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, 8i, and appointed Marcum Asia CPAs LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. Marcum served as the independent registered public accounting firm of EUDA Health Limited prior to the Business Combination.

UHY’s report on 8i’s financial statements as of as of and for the years ended July 31, 2022 and for the period from January 21, 2021 (inception) through July 31, 2021, and the related notes to the financial statements (collectively, the “financial statements”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about the Company’s ability to continue as a going concern.

During the period from January 21, 2021 (inception) through July 31, 2021, the year ended July 31, 2022, and reviews of the unaudited financial statements for the three months ended October 31, 2022, there were no: (i) disagreements with UHY on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to UHY’s satisfaction would have caused UHY to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided UHY with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that UHY furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from UHY is attached hereto as Exhibit 16.1.

During the period from January 21, 2021 (inception) to the date the Company’s audit committee approved the engagement of Marcum as the Company’s independent registered public accounting firm, the Company did not consult Marcum on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the section titled “Proposal 1—The Business Combination Proposal” beginning on page 79 of the Proxy Statement and the “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers “ and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Report is incorporated herein by reference.

Following the Closing, the Company changed its fiscal year to end on December 31.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on November 17, 2022, the Board considered and adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of the Company’s directors, officers and employees, as well as the Company’s contractors, consultants and agents. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available on our website.

Item 5.06	Change in Shell Company Status.

As a result of the consummation of the Business Combination, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the SPA are set forth in the section titled “Proposal 1—The Business Combination Proposal” beginning on page 79 of the Proxy Statement; that information and the “Introductory Note” and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 8.01	Other Events.

On November 17, 2022, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.4 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

EUDA Health Limited’s audited consolidated financial statements as of and for the years ended December 31, 2021 and 2020 are incorporated by reference to such financial statements appearing on pages F-17 to F-52 of the Proxy Statement. The unaudited condensed consolidated financial statements of EUDA Health Limited for the nine months ended September 30, 2022 and 2021 are filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

8i Acquisition 2 Corp.’s audited financial statements as of and for the years ended July 31, 2022 and for the period from January 21, 2021 (inception) through July 31, 2021 are incorporated by reference to such financial statements appearing on pages F-1 to F-16 of the Proxy Statement. 8i Acquisition 2 Corp.’s unaudited consolidated financial statements as of and for the three months ended October 31, 2022 is included in the Company’s Quarterly Report on Form 10-Q filed on November 22, 2022, which is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of October 31, 2022 for 8i Acquisition 2 Corp. and September 30, 2022 for EUDA Health Limited is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Share Purchase Agreement between 8i Acquisition 2 Corp., EUDA Health Limited, Watermark Developments Limited, and Kwong Yeow Liew dated April 11, 2022 (incorporated by reference to Exhibit 2.1 to 8i Acquisition 2 Corp. Current Report on Form 8-K filed April 12, 2022).

2.2	Amendment No. 1 to Share Purchase Agreement between 8i Acquisition 2 Corp., EUDA Health Limited, Watermark Developments Limited, and Kwong Yeow Liew dated May 30, 2022 (incorporated by reference to Exhibit 2.1 to 8i Acquisition 2 Corp. Current Report on Form 8-K filed June 1, 2022).

2.3	Amendment No. 2 to Share Purchase Agreement between 8i Acquisition 2 Corp., EUDA Health Limited, Watermark Developments Limited, and Kwong Yeow Liew dated June 10, 2022 (incorporated by reference to Exhibit 2.1 to 8i Acquisition 2 Corp. Current Report on Form 8-K filed June 10, 2022).

2.4	Amendment No. 3 to Share Purchase Agreement between 8i Acquisition 2 Corp., EUDA Health Limited, Watermark Developments Limited, and Kwong Yeow Liew dated September 7, 2022 (incorporated by reference to Exhibit 2.1 to 8i Acquisition 2 Corp. Current Report on Form 8-K filed September 8, 2022).

3.1*	Amended and Restated Memorandum and Articles of Association of EUDA Health Holdings Limited

4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to 8i Acquisition 2 Corp. Amendment No. 1 to Registration Statement on Form S-1/A filed June 16, 2021).

4.2	Form of Warrant Agreement between American Stock Transfer & Trust Company, LLC and 8i Acquisition 2 Corp. (incorporated by reference to Exhibit 4.5 to 8i Acquisition 2 Corp. Registration Statement on Form S-1 filed May 24, 2021).

4.3*	Specimen Ordinary Share Certificate of EUDA Health Holdings Limited

10.1	Form of Amended and Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.2 to 8i Acquisition 2 Corp. Current Report on Form 8-K filed April 12, 2022).

10.2*	Form of Indemnification Agreement

10.3	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.1 to 8i Acquisition 2 Corp. Current Report on Form 8-K filed April 12, 2022).

10.4	Form of Seller Release (incorporated by reference to Exhibit 10.3 to 8i Acquisition 2 Corp. Current Report on Form 8-K filed April 12, 2022).

16.1	Letter from UHY LLP to the SEC, dated November 23, 2022.

21.1	List of Subsidiaries

99.1	Unaudited condensed consolidated financial statements of EUDA Health Limited for the nine months ended September 30, 2022 and 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of EUDA Health Limited for the nine months ended September 30, 2022 and 2021.

99.3	Unaudited pro forma condensed combined financial information as of October 31, 2022 for 8i Acquisition 2 Corp. and September 30, 2022 for EUDA Health Limited

99.4*	Press Release issued by 8i and EUDA, dated November 17, 2022

104*	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

+	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2022

EUDA Health Holdings Limited

By:	/s/ Wei Wen Kelvin Chen
Name:	Wei Wen Kelvin Chen
Title:	Chief Executive Officer